Avondale Core Investment Fund

(COREX)

Supplement dated November 26, 2014

to the Prospectus dated November 10, 2014

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INVESTMENT ADVISOR

The Advisor of the Fund is the Avondale Investment Company, LLC. Avondale Investment Company, LLC has also been the investment Advisor of the Avondale Core Investment Fund since the inception of fund on November 10, 2014.  The Fund’s primary portfolio manager, Scott Krisiloff, is the principal shareholder of the Advisor who has served as the primary portfolio manager of the Avondale Core Investment Fund since its inception in 2014.

The Avondale Core Investment Fund is authorized to pay the adviser a management fee equal to 1.50% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, borrowing costs, front-end or contingent deferred loads, taxes, leverage, interest, extraordinary expenses such as litigation and any indirect expenses (such as Fees and Expenses of Acquired Funds), and expenses incurred in connection with any merger or reorganization, borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; and expenses incurred pursuant to Rule 12b-1 under the 1940 Act (if any).  Accordingly, the Adviser pays all of the operating expenses including the compensation and expenses of any trustees, officers and employees of the Fund and of any other persons rendering any services to the Fund including any sub-adviser; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act); and all other operating expenses not specifically assumed by the Fund. For this purpose, operating expenses do not include indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest.  In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the investment adviser.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed, 1.15% of its average daily net assets as to the Avondale Core Investment Fund. The contractual agreement is in effect through December 31, 2015.  The waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.15% as to the Avondale Core Investment Fund expense limitation.  The Avondale Core Investment Fund has not yet begun operations.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services may be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-564-3899.